Long-term debt-Credit facility (Details Narrative) $ in Thousands	7 Months Ended	12 Months Ended
	Jul. 22, 2008 USD ($)	Dec. 31, 2016 USD ($)
Credit facility [Member]
Debt Instrument [Line Items]
Maximum Borrowing Capacity	$ 1,000,000
Portion of the Facility used to repay existing indebtness	$ 631,340
Line of Credit Facility Frequency of Payments	quarterly
Line of Credit number of outstanding periodic payments of principal		17
Line of Credit Periodic Payment of Principal		$ 22,473
Balloon payment		$ 24,062
Credit facility certain term loans [Member]
Debt Instrument [Line Items]
Minimum liquidity ratio		3.00%
Maximum ratio of Total Liabilities to Market Value Adjusted Total Assets		0.75:1.0
Number of vessels replaced existing vessels with first priority mortgage(s)		22
Minimum liquidity amount		$ 30,000
Minimum Ratio of EBITDA to net interest expense		2.5:1
Minimum Market Value Adjusted Net Worth		$ 500,000
Date of Ninth supplemental agreement		Sep. 28, 2016
Credit Facility Maturity Date		Jun. 30, 2021